UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 23, 2016
Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2009 Equity Compensation Plan

On May 23, 2016, First Potomac Realty Trust (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted, among other things, to approve an amendment to the Company’s 2009 Equity Compensation Plan, as amended, to increase the total number of common shares authorized for grant under the 2009 Equity Compensation Plan by 4,100,000 common shares (the “Amendment”). The Amendment was approved by the Company’s Board of Trustees on March 22, 2016, subject to shareholder approval.

The description of the terms and conditions of the Amendment, as set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 7, 2016, is incorporated herein by reference. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Results of 2016 Annual Meeting of Shareholders

The Annual Meeting was held at the Company’s corporate headquarters in Bethesda, Maryland. The information below is a summary of the final voting results on four proposals considered and voted upon at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on April 7, 2016.

Election of Trustees

The following persons were duly elected as trustees of the Company to serve until the 2017 Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified: Robert H. Arnold, Richard B. Chess, James P. Hoffmann, Alan G. Merten, Robert Milkovich, Thomas E. Robinson and Terry L. Stevens. The table below sets forth the voting results for each trustee nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert H. Arnold	49,945,669	2,012,554	3,539,055
Richard B. Chess	49,858,862	2,099,361	3,539,055
James P. Hoffmann	51,423,110	535,113	3,539,055
Alan G. Merten	51,302,241	655,982	3,539,055
Robert Milkovich	49,219,710	2,738,513	3,539,055
Thomas E. Robinson	51,419,426	538,797	3,539,055
Terry L. Stevens	49,857,800	2,100,423	3,539,055

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Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,330,307	2,143,221	23,750	0

Advisory Vote on Named Executive Officer Compensation

At the Annual Meeting, the Company’s shareholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,272,774	1,627,397	58,052	3,539,055

Reapproval of the Material Terms of the Company’s 2009 Equity Compensation Plan, as amended, and Approval of the Amendment

At the Annual Meeting, the Company’s shareholders voted to reapprove the material terms of the Company’s 2009 Equity Compensation Plan, as amended, and to approve the Amendment, as described above. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,727,181	3,183,510	47,532	3,539,055

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 4 to the Company’s 2009 Equity Compensation Plan, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

May 24, 2016	/s/ Samantha Sacks Gallagher
Samantha Sacks Gallagher
Executive Vice President,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment No. 4 to the Company’s 2009 Equity Compensation Plan, as amended.

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